                                 EXHIBIT 10.61

                LEASEHOLD DEED OF TRUST AND SECURITY AGREEMENT
                           WITH SOUTHTRUST BANK N.A.
        RELATING TO THE MOTOROLA TEMPE BUILDING AND THE AVNET BUILDING

                LEASEHOLD DEED OF TRUST AND SECURITY AGREEMENT


                       Wells Operating Partnership, L.P.

                                      to

             Old Republic Title Insurance Agency, Inc., as Trustee

                              For the Benefit of

                                SouthTrust Bank


                           Dated:  December 15, 2000


This instrument was prepared by
the attorney described below in
consultation with counsel in the
State in which the Property
is located and, when recorded, the recorded counterparts should be returned to:

Burr & Forman LLP
One Georgia Center - Suite 1200
600 West Peachtree Street
Atlanta, Georgia 30308
Attention: Vanessa G. Morris, Esq.

================================================================================
THE PRINCIPAL INDEBTEDNESS SECURED HEREBY SHALL NOT EXCEED $19,003,000.00. THE FINAL PAYMENT DATE OF THE INDEBTEDNESS SECURED HEREBY IS JUNE 10, 2002.

________________________________________________________________________________
                                   Deed of Trust and Security Agreement - Page 1

                Leasehold Deed Of Trust and Security Agreement


     THIS LEASEHOLD DEED OF TRUST AND SECURITY AGREEMENT (this "Security Instrument") is entered into on this 15/th/ day of December, 2000, by and between WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as grantor and debtor, whose address is c/o Wells Real Estate Funds, 6200 Corners Parkway, Suite 250, Norcross, Georgia 30092 (hereinafter referred to as "Borrower"), in favor of Old Republic Title Insurance Agency, Inc., an Arizona corporation, whose address is 2201 East Camelback Road, Suite 118B, Phoenix, Arizona 85016 (hereinafter referred to as "Trustee," said term referring always to the named Trustee and his successors in trust), for the use and benefit of SOUTHTRUST BANK, an Alabama banking corporation, whose address is P.O. Box 2554,
Attention: Commercial Real Estate, Birmingham, Alabama 35290 (hereinafter referred to as "Beneficiary," said term referring always to the lawful owner and holder of the Secured Obligations (as herein defined)).

                             W i t n e s s e t h:

     Borrower and Beneficiary have entered into a Revolving Loan Agreement of even date herewith (as the same might hereafter be extended, renewed, modified, consolidated, substituted, replaced, or restated pursuant to the applicable provisions thereof, the "Loan Agreement") pursuant to which Beneficiary has agreed to make a loan to Borrower in the principal sum of Nineteen Million Three Thousand and No/100 Dollars ($19,003,000.00) in lawful money of the United States of America (the "Loan"), which Loan will be evidenced by a Revolving Note of even date herewith payable by Borrower to the order of Beneficiary in said principal amount (as the same might hereafter be extended, renewed, modified, consolidated, substituted, replaced, restated, or increased, the "Note"), with interest thereon from the date of the Note at the rates set forth in the Note, such principal and interest to be paid in installments as provided in the Loan Agreement and the Note, with the final installment being due and payable on June 10, 2002.

     As a condition precedent to making the Loan, Beneficiary has required that Borrower execute and deliver this Security Instrument as security for the Loan and the other Secured Obligations (as hereinafter defined).

                        Article I - Grants of Security

     NOW THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, and the sum of One Hundred and No/100 Dollars ($100.00) in hand paid, and the other considerations hereinafter mentioned, the receipt and sufficiency whereof are hereby acknowledged, Borrower does hereby irrevocably grant, bargain, sell, pledge, assign, warrant, transfer, and convey to Trustee and Trustee's successors and assigns, the following property, appurtenances, rights, interests, and Beneficiary in, the following property, appurtenances, rights, interests, and estates of Borrower, whether now owned or hereafter acquired by Borrower (all such property, appurtenances, rights, interests, and estates being herein referred to collectively as the "Property"):

________________________________________________________________________________
                         Leasehold Deed of Trust and Security Agreement - Page 2
                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)

          (a) The leasehold estate (the "Leasehold Estate") in the real property described in Exhibit A attached hereto and made a part hereof (the "Land") created by virtue of the ASU Research Park Leases more particularly described in Exhibit B annexed hereto and made a part hereof, and all rights and privileges created thereunder (the "Ground SubLeases"), which in turn were created by virtue of the Arizona State University Research Park Ground Lease more particularly described in said Exhibit B, and all rights and privileges created thereunder (the "Ground Prime Lease"), as the Ground Subleases and the Ground Prime Lease have been modified and supplemented pursuant to the Recognition, Non-Disturbance, and Attornment Agreement more particularly described in said Exhibit B (the "Recognition Agreement") (the Ground Subleases and the Ground Prime Lease, as so modified and supplemented by the Recognition Agreement are each referred to hereinafter as a "Ground Lease" and collectively as the "Ground Leases");

          (b) All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Leasehold Estate or the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

          (c) All buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements, and improvements of every nature whatsoever now or hereafter erected or located on the Land (the "Improvements");

          (d) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, air rights, and development rights, minerals, flowers, shrubs, crops, trees, timber, and other emblements now or hereafter located on, under, or above the Land or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, appurtenances, reversions, and remainders whatsoever in any way belonging, relating, or appertaining to the Land and the Improvements or any part thereof, or which hereafter shall in any way belong, relate, or be appurtenant thereto, and all land lying in the bed of any street, road, or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof, and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim, and demand whatsoever, both at law and in equity, of Borrower of, in, and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

          (e) All machinery, equipment, fixtures, appliances, and personal property of every kind and nature whatsoever now or hereafter owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located in, on, or about the Land and the Improvements, or the appurtenances thereof, or used or intended to be used with or in connection with the present or future operation, occupancy, or enjoyment of the Land and the Improvements (including, without limitation, appliances, machinery, equipment, signs, artwork, office furnishings and

________________________________________________________________________________
                         Leasehold Deed of Trust and Security Agreement - Page 3
                             Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)
     equipment, all partitions, screens, awnings, shades, blinds, floor coverings, hall and lobby equipment, heating, lighting, plumbing, ventilating, refrigerating, incinerating, elevators, escalators, air conditioning and communication plants or systems with appurtenant fixtures, vacuum cleaning systems, call or beeper systems, security systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials; all equipment, manual, mechanical or motorized, for the construction, maintenance, repair and cleaning of, parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets), and all building equipment, materials, and supplies of any nature whatsoever now or hereafter located in, on, or about the Land and the Improvements, or the appurtenances thereof, and whether in storage or otherwise, or used or intended to be used with or in connection with the present or future operation, occupancy, or enjoyment of the Land and the Improvements (hereinafter collectively referred to as the "Equipment"), including the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Borrower in and to any of the Equipment which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Property is located (the "UCC") superior in priority to the lien of this Security Instrument. In connection with Equipment which is leased to Borrower or which is subject to a lien or security interest which is superior to the lien of this Security Instrument, this Security Instrument shall also cover all right, title and interest of Borrower in and to all deposits, and the benefit of all payments now or hereafter made with respect to such Equipment

          (f) All leases, subleases, subtenancies, licenses, occupancy agreements, and concessions relating to the use and enjoyment of all or any part of the Land or the Improvements heretofore or hereafter entered into whether before or after the filing by or against Borrower of any petition for relief under the United States Bankruptcy Code, 11 U.S.C. (S) 101 et seq. (the "Bankruptcy Code"), as the same might be amended from time to time (the "Leases"), and any and all guaranties and other agreements relating to or made in connection with any of the Leases, and all right, title, and interest of Borrower, its successors and assigns therein and thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues, and profits (including oil and gas or other mineral royalties and bonuses) from the Land and the Improvements, whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "Rents"), and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Secured Obligations, and all of Borrower's claims and rights to damages and any other remedies in connection with or arising from the rejection of any Lease by the lessee or any trustee, custodian or receiver pursuant to the Bankruptcy Code in the event that there shall be filed by or against the lessee any petition, action or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect;

          (g) All proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Land, the Improvements, or any

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                         Leasehold Deed of Trust and Security Agreement - Page 4
                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)
     of the other Property into cash or liquidated claims, including proceeds of all present and future fire, hazard, or casualty insurance policies and all condemnation awards or payments now or hereafter to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Land, Improvements, or any of the other Property or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud, or concealment of a material fact;

          (h) All rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds, cost savings, payments and deposits, whether now or hereafter to be received from third parties (including all earnest money deposits) or deposited by Borrower with Beneficiary or third parties (including all utility deposits, accounts for the deposit, collection, and/or disbursement of Rents, and all reserve accounts provided for under any documentation entered into or delivered by Borrower in connection with the Loan), chattel paper, instruments, documents, notes, drafts and letters of credit, which arise from or relate to construction on the Land, to any business now or hereafter to be conducted on the Land, or to the Land and the Improvements generally;

          (i) All franchises, trade names, trademarks, symbols, goodwill, service marks, trade styles, books, records, development and use rights, architectural and engineering plans, specifications and drawings, and as-built drawings, contracts, licenses, approvals, applications, consents, subcontracts, service contracts, management contracts, permits, and other agreements of any nature whatsoever now or hereafter obtained or entered into by Borrower, or any managing agent of the Property on behalf of Borrower, with respect to the use, occupation, development, construction, management, name and/or operation of the Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Property or any part thereof, including, without limitation, (i) all rights of Borrower to receive moneys due and to become due to it under or in connection with any of the foregoing, (ii) all rights of Borrower to damages arising out of or for a breach or default in respect thereof, and
     (iii) all rights of Borrower to perform and to exercise all remedies thereunder;

          (j) All rights that Borrower now has or may hereafter acquire, to be indemnified and/or held harmless from any liability, loss, damage, costs or expense (including, without limitation, attorneys' fees and disbursements) relating to the Property or any part thereof;

          (k) All books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory;

          (l) All appurtenances in respect of or otherwise relating to the Ground Leases, including, without limitation, renewal option and expansion rights, and all estate and rights of Borrower of, in and to (i) all modifications, extensions and

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                         Leasehold Deed of Trust and Security Agreement - Page 5
                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)
     renewals of the Ground Leases and all rights to renew or extend the term thereof, (ii) all credits to and deposits of Borrower under the Ground Leases, (iii) all other options, privileges and rights granted and demised to Borrower under either Ground Lease, (iv) all of the right and privilege of Borrower to terminate, cancel, abridge, surrender, merge, modify or amend either Ground Lease, and (v) any and all possessory rights of Borrower and other rights or privileges of possession, including, without limitation, Borrower's right to elect to remain in possession of the Property and the Leasehold Estate pursuant to Section 365(h)(1) of the Bankruptcy Code;

          (m) All of Borrower's claims and rights to damages and any other remedies in connection with or arising from the rejection of either Ground Lease by the lessor thereunder (such lessors under the Ground Leases, including any successors and assigns thereof, being each referred to herein as a "Ground Lessor" and collectively as the "Ground Lessors") or any trustee, custodian or receiver appointed pursuant to the Bankruptcy Code in the event that there shall be filed by or against either Ground Lessor any petition, action or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect (collectively, "Ground Lessor's Bankruptcy"); and

          (n) All proceeds of, additions and accretions to, substitutions and replacements for, and any changes in any of the property described above;

     TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Beneficiary, its successors and assigns, as a leasehold estate forever.

                       Article II - Obligations Secured

     This Security Instrument and the grants, assignments, and transfers made in
Article I hereof are given for the purpose of securing the following obligations in any order of priority as Beneficiary may determine in its sole discretion (the "Secured Obligations"):

          (a) Payment of all indebtedness evidenced by the Note, including principal, interest, default interest, late charges, prepayment consideration, and other sums, as provided in the Note, and the performance of all other obligations set forth in the Note;

          (b) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement) and the payment of all other sums therein covenanted to be paid;

          (c) Any and all additional advances made by Beneficiary pursuant to this Security Instrument or the other Loan Documents to protect or preserve the Property or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of

________________________________________________________________________________
                         Leasehold Deed of Trust and Security Agreement - Page 6
                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)
     any of Borrower's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Borrower remains the owner of the Property at the time of such advances); and

          (d) Payment and performance of all modifications, amendments, extensions, consolidations, and renewals, however evidenced, of any of the obligations described in (a) through (c) above.

                            Article III - Covenants

     3.01. Payment of Secured Obligations. Borrower will perform, observe and comply with the provisions hereof and of each of the other Loan Documents and duly and punctually will pay to Beneficiary the sum of money expressed in the Note with interest thereon and all other sums required to be paid by the Borrower pursuant to the provisions of this Security Instrument, all without any deduction or credit for taxes or other similar charges paid by the Borrower.

     3.02. Incorporation by Reference. All the covenants, conditions, and agreements contained in the Loan Agreement, the Note, and all of the other Loan Documents are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

     3.03. Warranty of Title. Borrower is lawfully seized of an indefeasible leasehold estate in the Property hereby conveyed and has good title to all other Property in which a security interest is herein granted, and Borrower has good right, full power, and lawful authority to sell, convey, and grant a security interest in the same in the manner and form aforesaid. Except for the Permitted Encumbrances described in the Loan Agreement, the Property is free and clear of all liens, charges, and encumbrances whatsoever, including conditional sales contracts, chattel mortgages, security agreements, financing statements, and anything of a similar nature, and that Borrower shall and will warrant and forever defend the title thereto unto the Beneficiary, its successors and assigns, against the lawful claims of all persons whomsoever. Borrower shall not acquire any portion of the Property subject to any security interest, conditional sales contract, title retention arrangement, or other charge or lien taking precedence over the security interest and lien of this Security Instrument.

     3.04.   Taxes, Utilities, and Other Charges.

     (a) Borrower will pay or cause to be paid, on or before the due date thereof, all taxes, assessments, levies, license fees, permit fees, dues, charges, fines, and impositions (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen) of every character whatsoever (including all penalties and interest thereon) now or hereafter levied, assessed, confirmed, or imposed on, or in respect of, or which might constitute a lien upon the Property, or any part thereof, or any estate, right, or interest therein, or upon the rents, issues, income, or profits thereof, and shall submit to Beneficiary such evidence of the due and punctual payment of all such taxes, assessments, and other fees and charges as Beneficiary might require. Borrower shall have the right, before any such tax, assessment, fee, or charges become delinquent, to contest or object

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                         Leasehold Deed of Trust and Security Agreement - Page 7
                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)
to the amount or validity of any such tax, assessment, fee, or charge by appropriate legal proceedings, provided that said right shall not be deemed or construed in any way as relieving, modifying, or extending Borrower's covenant to pay any such tax, assessment, fee, or charge at the time and in the manner provided herein unless (i) Borrower has given prior written notice to Beneficiary of Borrower's intent to so contest or object, (ii) Borrower shall demonstrate to Beneficiary's satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Property, or any part thereof, to satisfy such tax, assessment, fee, or charge prior to final determination of such proceedings, (iii) Borrower shall furnish a good and sufficient bond or surety as requested by and satisfactory to Beneficiary, and (iv) Borrower shall have provided a good and sufficient undertaking as might be required or permitted by law to accomplish a stay of such proceedings.

     (b) Borrower will pay or cause to be paid, on or before the due date thereof, (i) all premiums on policies of insurance covering, affecting, or relating to the Property, as required pursuant to the Loan Agreement, (ii) all ground rentals, other lease rentals, and other sums, if any, owing by Borrower and becoming due under any lease or rental contract affecting the Property, and
(iii) all utility charges that are incurred by Borrower for the benefit of the Property, or which might become a charge or lien against the Property for gas, electricity, water, sewer services, and the like furnished to the Property, and all other public or private assessments or charges of a similar nature affecting the Property or any portion thereof, whether or not the nonpayment of same might result in a lien thereon. Borrower shall submit to Beneficiary such evidence of the due and punctual payment of all such premiums, rentals, and other sums as Beneficiary might require.

     (c) Borrower shall not suffer any mechanic's, materialman's, laborer's, statutory, or other lien (except as expressly permitted by the Loan Agreement) to be created or remain outstanding against the Property; provided that Borrower may contest any such lien in good faith by appropriate legal proceedings provided the lien is bonded off and removed as an encumbrance upon the Property. Beneficiary has not consented and will not consent to the performance of any work or the furnishing of any materials that might be deemed to create a lien or liens against the Property that is superior to the lien and security interest hereof.

     (d) Borrower will pay, on or before the due date thereof, all taxes, assessments, charges, expenses, costs, and fees that might now or hereafter be levied upon, or assessed or charged against, or incurred in connection with, the Note, the Secured Obligations, this Security Instrument, or any of the other Loan Documents, including, without limitation, any sales or use tax that might be imposed on Beneficiary with respect to the Secured Obligations (but excluding taxes calculated solely based upon the income derived by Beneficiary from the Secured Obligations). In the event of the passage of any state, federal, municipal, or other governmental law, order, rule, or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of deeds to secure debt or security agreements, or debts secured thereby, or in the manner of collecting such taxes, so as to adversely affect Beneficiary (excluding any tax upon Beneficiary's income derived from the Secured Obligations), Borrower will pay any such tax on or before the due date thereof. If Borrower fails to make such prompt payment or if, in the opinion of Beneficiary, any such state, federal, municipal, or other governmental law, order, rule, or regulation prohibits Borrower from making such payment or would penalize Borrower if Borrower makes such payment, or if, in the opinion of Beneficiary, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law,

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                       Leasehold Deed of Trust and Security Agreement - Page 8
                            Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)
then the entire Secured Obligations will, at the option of Beneficiary, become immediately due and payable.

     3.05.  Insurance.

     (a) Borrower shall cause the Property at all times during the entire term of this Security Instrument to be insured for the mutual benefit of Borrower and Beneficiary against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard "all risk" insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost of the Improvements, furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Property and owned by Borrower from time to time, without reduction for depreciation, but excluding footings and foundations and parts of the Property to the extent not insurable. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Beneficiary's election, by reference to such indices, appraisals or information as Beneficiary determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same, in each case, with inflation guard coverage to reflect the effect of inflation. Each such policy or policies, if so required, shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Beneficiary's reasonable approval. The premiums for the policies of insurance carried in accordance with this Section shall be paid annually in advance.

     (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Beneficiary, shall also obtain and maintain or cause to be obtained and maintained during the entire term of this Security Instrument the following insurance policies:

          (i) Flood insurance if any part of the Improvements is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount equal to at least the then full replacement value of the Property or the amount of flood insurance available under said Act, whichever is less;

          (ii) Comprehensive general liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages on an "occurrence basis" with minimum combined single limit coverage of not less than $10,000,000.00;

          (iii) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, sprinkler systems, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements which

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                         Leasehold Deed of Trust and Security Agreement - Page 9
                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)
     policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder;

          (iv) During the period of any construction of the Improvements or renovation or alteration of the Improvements, a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount reasonably approved by Beneficiary and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration;

          (v) Loss of rents or loss of business income insurance in amounts sufficient to compensate Borrower for all Rents during a period of not less than one (1) year in which the Improvements may be damaged or destroyed; and

          (vi) Such other insurance as may from time to time be reasonably and customarily required by Beneficiary in order to protect its interests in the Property.

     (c) All insurance policies required pursuant to this Section (the "Policies") (i) shall be issued by an insurer satisfactory to Beneficiary in its sole discretion, (ii) shall contain the standard New York mortgagee or equivalent non-contribution clause naming Beneficiary as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Security Instrument without cost to Beneficiary,
(iv) a certificate thereof shall be delivered to Beneficiary, (v) shall contain such provisions as Beneficiary deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Beneficiary nor any other party shall be a coinsurer under the Policies and that Beneficiary shall receive at least thirty (30) days prior written notice of any modification or cancellation, and (vi) shall be reasonably satisfactory in form and substance to Beneficiary and shall be reasonably approved by Beneficiary as to amounts, form, risk coverage, deductibles, loss payees and insureds. Not later than ten (10) days prior to the expiration date of each of the Policies, Borrower shall deliver to Beneficiary satisfactory evidence of the renewal of each Policy.

     (d) Beneficiary is hereby authorized and empowered, at its option, to adjust or compromise any loss under any Policies and to collect and receive the proceeds from any such Policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Beneficiary as its interest might appear, instead of to Borrower and Beneficiary jointly. If any insurance company fails to disburse directly and solely to Beneficiary but instead disburses either solely to Borrower or to Borrower and Beneficiary jointly, Borrower agrees immediately to endorse and transfer such proceeds to Beneficiary to the extent of Beneficiary's interest therein. Upon the failure of Borrower to endorse and transfer such proceeds as aforesaid, Beneficiary may execute such endorsements or transfers for and in the name of Borrower, and Borrower hereby irrevocably appoints Beneficiary as Borrower's agent and attorney-in-fact so to do. Beneficiary shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure. The proceeds of any insurance collected by Beneficiary arising from any casualty affecting the Property shall be applied and disbursed in accordance with, and subject to the conditions of,
Section 3.07 of this Security Instrument.

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                             Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)

     3.06. Condemnation. Borrower shall promptly give Beneficiary written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property and shall deliver to Beneficiary copies of any and all papers served in connection with such proceedings. No taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking) shall limit or otherwise affect Borrower's obligations under the Loan Agreement, this Security Instrument, or any of the other Loan Documents to which Borrower is a party. Beneficiary is authorized, at its option, to commence, appear in, and prosecute, through counsel selected by Beneficiary, in its own or in Borrower's name, any action or proceeding relating to any such condemnation, provided that, if Beneficiary's determines that the compensation, award, or payment or relief to be collected from such action or proceeding will likely be less than the Casualty Benchmark (as defined in Section 3.07 below), then Beneficiary shall not unreasonably withhold its consent to permitting Borrower the sole right to prosecute any such action or proceeding. If an Event of Default exists, Beneficiary shall have the sole and exclusive right to compromise or settle any claim for compensation. All such compensation, awards, damages, claims, rights of action, and proceeds and the right thereto are hereby assigned by Borrower to Beneficiary, and Beneficiary is authorized, at its option, to collect and receive all such compensation, awards, or damages and to give proper receipts and acquittances therefor without any obligation to question the amount of any such compensation, awards, or damages. Beneficiary will be entitled to all compensation, awards, and other payments or relief therefor; provided that if the amount of such compensation, awards, and other payments or relief is equal to or less than the Casualty Benchmark, Borrower may collect same. Beneficiary shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein and in the Note. Any such compensation, awards, and other payments received by Beneficiary, after deducting therefrom all of Beneficiary's expenses incurred in the collection and administration of such sums, including reasonable attorney's fees actually incurred, shall be applied and disbursed in accordance with Section 3.07 below. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Beneficiary of such award or payment, Beneficiary shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment, or a portion thereof sufficient to pay the Secured Obligations. Borrower shall file and prosecute or cause to be filed and prosecuted its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be paid over to Beneficiary, and hereby irrevocably authorizes and empowers Beneficiary, in the name of Borrower or otherwise, to collect and receive any such award or payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, Borrower shall, upon demand of Beneficiary, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Beneficiary, free and clear of any encumbrances of any kind or nature whatsoever.

     3.07. Restoration and Repair of Property. In the event of a casualty or a taking by eminent domain of all or other portion of the Property, the following provisions shall apply in connection with the repair and restoration of the Property (a "Restoration"):

             (a) In the event that (i) the net proceeds of insurance received by Beneficiary as a result of damage or destruction of the Property, or in the case of condemnation, the net amount of all awards and payments received by Beneficiary

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                                               (Tempe, Maricopa County, Arizona)
     with respect to such taking, after deduction of Beneficiary's reasonable costs and expenses (including, but not limited to, reasonable legal costs and expenses actually incurred), in collecting the same, whichever the case may be (the "Net Proceeds") do not exceed $250,000.00 (the "Casualty Benchmark"), (ii) the costs of completing the Restoration, as reasonably estimated by Beneficiary, shall be less than or equal to the Casualty Benchmark, (iii) no Event of Default shall have occurred and be continuing,
     (iv) the Property and the use thereof after the Restoration shall be in compliance with, and permitted under, all Legal Requirements (as defined in the Loan Agreement), (v) such fire or other casualty or taking, as applicable, does not materially impair access to the Land or to the Improvements, then Beneficiary shall disburse the entire Net Proceeds directly to Borrower, and Borrower shall commence and diligently prosecute to completion the Restoration to as nearly as possible the condition the Property was in immediately prior to such fire or other casualty or to such taking or to such other condition as may be agreed upon between Borrower and Beneficiary. Borrower shall segregate the Net Proceeds from other funds of Borrower to be used to pay for the cost of the Restoration in accordance with the terms hereof.

          (b) If the Net Proceeds are greater than the Casualty Benchmark, such Net Proceeds shall be held by Beneficiary in a segregated account to be made available to Borrower for the Restoration in accordance with the provisions of this Section. Borrower shall commence and diligently prosecute to completion the Restoration of the Property (in the case of a taking, to the extent the Property is capable of being restored). The Net Proceeds shall be made available to Borrower for payment of, or reimbursement of Borrower's expenses in connection with, the Restoration, subject to the following conditions:

               (1)  No Event of Default shall have occurred and be continuing;

               (2) Beneficiary shall, within a reasonable period to time prior to request for initial disbursement of the Net Proceeds, be furnished with an estimate of the cost of the Restoration accompanied by an independent architect's certification as to such costs and appropriate plans and specifications for the Restoration;

               (3) The Net Proceeds, together with any cash or cash equivalent deposited by Borrower with Beneficiary, are sufficient to cover the cost of the Restoration as such costs are certified by the independent architect;

               (4) Beneficiary shall be satisfied that any operating deficits, including all Monthly Payments, that shall be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, shall be covered out of the Net Proceeds or other funds of Borrower;

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                              Wells Operating Partnership, L.P. - Revolving Loan
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

               (5) Beneficiary shall be satisfied that, upon the completion of the Restoration and related lease-up, the Lease Documents (as defined in the Loan Agreement) shall remain in full force and affect with no abatement of rent except to the extent covered by business interruption insurance and/or condemnation proceeds and the net cash flow and value of the Property shall otherwise be restored to levels that existed prior to such casualty or condemnation;

               (6) The Restoration can reasonably be completed on or before the earlier to occur of (i) six (6) months prior to the maturity of the Note and (ii) the date required pursuant to Legal Requirements (as defined in the Loan Agreement);

               (7) The Property and the use thereof after the Restoration shall be in compliance with, and permitted under, all Legal Requirements; and

               (8) Such fire or other casualty or taking, as applicable, does not materially impair access to the Land or the Improvements.

          (b) The Net Proceeds shall be held by Beneficiary, and until disbursed in accordance with the provisions of this Section, shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Beneficiary to, or directed by, Borrower from time to time during the course of the Restoration, in accordance with the Loan Agreement as if the Net Proceeds constituted the original proceeds of the Loan.

          (c) Beneficiary shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Beneficiary and Beneficiary's Consultant, which acceptance shall not be unreasonably withheld or delayed more than fifteen (15) days after submission to Beneficiary and Beneficiary's Consultant. All costs and expenses incurred by Beneficiary in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and Beneficiary's Consultant's fees, shall be paid by Borrower.

          (d) In no event shall Beneficiary be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by Beneficiary's Consultant, minus a reasonably retainage. The retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section, be less than the amount actually held back by Borrower from contractors, subcontractors, and materialmen engaged in the Restoration. The retainage shall not be released until

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                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)

     Beneficiary's Consultant certifies to Beneficiary that the Restoration has been completed in accordance with the provisions of this Section and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Beneficiary receives evidence satisfactory to Beneficiary that the costs of the Restoration have been paid in full or shall be paid in full out of the retainage.

          (e) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Beneficiary, be sufficient to pay in full the balance of the costs which are estimated by Beneficiary's Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Beneficiary before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Beneficiary shall be held by Beneficiary and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section shall constitute additional security for the Obligations.

          (f) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Beneficiary after Beneficiary's Consultant certifies to Beneficiary that the Restoration has been completed in accordance with the provisions of this Section and the receipt by Beneficiary of evidence satisfactory to Beneficiary that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Beneficiary to Borrower, provided no Event of Default shall have occurred and be continuing.

          (g) Any Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to the preceding subsection shall be retained and applied by Beneficiary toward the payment of the Obligations, whether or not then due and payable, in such order, priority, and proportions as Beneficiary in its discretion shall deem proper or, at the discretion of Beneficiary, the same shall be paid, either in whole or in part, to Borrower.

     3.08. Care of Property.

     (a) Borrower will preserve and maintain the Property in good condition and repair, will not commit or suffer any waste, and will not do or suffer to be done anything that will increase the risk of fire or other hazard to the Property or any part thereof. Borrower will maintain the insurance required by the Loan Agreement. Beneficiary is hereby authorized to enter upon and inspect the Property at any time during normal business hours. Borrower will comply promptly with all present and future laws, ordinances, rules, and regulations of any governmental authority affecting the Property or any part thereof, including, without limitation, the Americans with Disabilities Act and regulations thereunder, and all laws, ordinances, rules and regulations relating to zoning, building codes, set back requirements, and environmental matters.

     (b) No Improvements, Equipment, or other part of the Property shall be removed, demolished, or substantially altered without the prior written consent of Beneficiary. Borrower may,

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                              Wells Operating Partnership, L.P. - Revolving Loan
                                                Tempe, Maricopa County, Arizona)
free from the lien and security interest of this Security Instrument, sell or consume Inventory in the ordinary course of business and, provided no Default or Event of Default then exists, sell or otherwise dispose of Equipment that might become worn out, undesirable, obsolete, disused or unnecessary for use in the operation of the Property upon replacing the same by, or substituting for the same, other Equipment not necessarily of the same character, but of at least equal value to Borrower and costing not less than the amount realized from the Equipment sold or otherwise disposed of, which shall forthwith become, without further action, subject to the lien and security interest of this Security Instrument.

     (c) If the Property or any part thereof is damaged by fire or any other cause or through condemnation, Borrower will give immediate written notice of the same to Beneficiary. Upon the occurrence of any such casualty or condemnation and provided that Beneficiary makes any insurance proceeds or condemnation awards collected as a result of such casualty or condemnation available to Borrower pursuant to the provisions of the Loan Agreement, then Borrower will restore promptly the Property to the equivalent of its original condition, regardless of whether such insurance proceeds or condemnation awards shall be sufficient in amount therefor.

     3.09. Leases and Management Agreements. Borrower shall not, without the prior written consent and approval of Beneficiary, enter into any Lease or permit any tenancy of or affecting the Property except for Leases conforming to the requirements of the Loan Agreement, or enter into or permit any management agreement, of or affecting the Property, except as expressly permitted by the Loan Agreement.

     3.10.  Expenses.   Borrower will pay or reimburse Beneficiary for all
reasonable attorneys' fees, costs and expenses incurred by Beneficiary in any proceedings involving the estate of a decedent or an insolvent, or in any action, legal proceeding or dispute of any kind in which Beneficiary is made a party, or appears as party plaintiff or defendant, affecting the Secured Obligations, this Security Instrument or the interest created herein, or the Property, including but not limited to the exercise of any power of sale of this Security Instrument, any condemnation action involving the Property, any dispute or other matter involving a Lease or any tenant thereunder, or any action to protect the security hereof, and any such amounts paid by Beneficiary shall be added to the Secured Obligations.

     3.11. Further Assurances; After Acquired Property. At any time, and from time to time, upon request by Beneficiary, Borrower will make, execute and deliver or cause to be made, executed and delivered, to Beneficiary, any and all other further instruments, certificates, and other documents as may, in the reasonable opinion of Beneficiary, be necessary or desirable to (i) perfect and protect the lien and security interest created or purported to be created hereby, (ii) enable Beneficiary to exercise and enforce any and all rights and remedies hereunder in respect of the Property, or (iii) effect otherwise the purposes of this Security Instrument, including, without limitation, (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Beneficiary might request to perfect and preserve the security interest created by this Security Instrument as a first and prior security interest upon and security title in and to all of the Property, whether now owned or hereafter acquired by Borrower, (B) if certificates of title are now or hereafter issued or outstanding with respect to any of the Property, by immediately causing the interest of Beneficiary to be properly noted thereon at Borrower's expense, and (C) furnishing to Beneficiary from time to time statements and schedules

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                        Leasehold Deed of Trust and Security Agreement - Page 15
                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)
further identifying and describing the Property and such other reports in connection with the Property as Beneficiary might request, all in reasonable detail. Upon any failure by Borrower so to do, Beneficiary may make, execute, and record any and all such instruments, certificates, and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Beneficiary the agent and attorney in fact of Borrower so to do, which power of attorney is coupled with an interest and irrevocable. The lien and security interest hereof shall attach automatically without any further act or deed required of Borrower or Beneficiary to all after-acquired property of the kind described herein attached to or used in connection with the operation of the Property or any part thereof.

     3.12. Indemnification of Expenses.

     (a) Borrower will pay, reimburse, and indemnify Trustee and Beneficiary for all reasonable attorney's fees, costs, and expenses incurred by Trustee or Beneficiary in any suit, action, trial, appeal, bankruptcy or other legal proceeding or dispute of any kind in which Trustee or Beneficiary is made a party or appears as party plaintiff or defendant, affecting the Secured Obligations, this Security Instrument or the interests created herein, or the Property, or any appeal thereof, including, but not limited to, any foreclosure action, any condemnation action involving the Property or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against Borrower, any lessee of the Property (or any part thereof), or any guarantor of any of the Secured Obligations, and any such amounts paid by Trustee or Beneficiary shall be added to the Secured Obligations and shall be secured by this Security Instrument. Borrower will indemnify and hold Trustee and Beneficiary harmless from and against all claims, damages, and expenses, including reasonable attorney's fees and court costs, resulting from any action by a third party against Trustee or Beneficiary relating to this Security Instrument or the interests created herein, or the Property, including, but not limited to, any action or proceeding claiming loss, damage or injury to person or property, or any action or proceeding claiming a violation of any national, state or local law, rule or regulation, provided Borrower shall not be required to indemnify Trustee or Beneficiary for matters directly and solely caused by the willful misconduct or gross negligence of Trustee or Beneficiary or for matters occurring after the title to the Property is for any reason transferred to Beneficiary.

     (b) Borrower acknowledges that it has undertaken the obligation to pay all intangibles taxes and documentary taxes now or hereafter due in connection with the Secured Obligations and the Loan Documents, and Borrower agrees to indemnify and hold Beneficiary harmless from any intangibles taxes and documentary stamp taxes, and any interest or penalties, that Beneficiary might hereafter be required to pay in connection with the Secured Obligations or Loan Documents. The agreements of this subsection (b) shall expressly survive satisfaction of this Security Instrument and the repayment of the Secured Obligations.

     3.13. Estoppel Certificates.

     (a) Borrower shall use commercially reasonable efforts to obtain and deliver to Beneficiary within twenty (20) days after written demand by Beneficiary, an estoppel certificate from one or both Ground Lessors setting forth (i) the name of the lessee and the lessor under the applicable Ground Lease, (ii) that the applicable Ground Lease is in full force and effect and has not been modified or, if it has been modified, the date of each modification (together with copies

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                                               (Tempe, Maricopa County, Arizona)
of each such modification), (iii) the basic rent payable under the applicable Ground Lease, (iv) the date to which all rental charges have been paid by the lessee under the applicable Ground Lease, (v) whether a notice of default has been received by Ground Lessor which has not been cured, and if such notice has been received, the date it was received and the nature of the default, (vi) whether there are any alleged defaults of the lessee under the applicable Ground Lease and, if there are, setting forth the nature thereof in reasonable detail, and (vii) if the lessee under the applicable Ground Lease shall be in default, the default.

     (b) If requested by Beneficiary, Borrower shall use commercially reasonable efforts to obtain and promptly deliver to Beneficiary, duly executed estoppel certificates from any one or more tenants as required by Beneficiary attesting to such facts regarding the Leases as Beneficiary may require, including, but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder or on the part of any party, that none of the Rents have been paid more than one month in advance, except as security, and that the tenant claims no defense or offset against the full and timely performance of its obligations under the Lease.

     3.14. Splitting of Security Instrument. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Beneficiary, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property upon written request of Beneficiary, shall execute, acknowledge and deliver to Beneficiary and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount secured by this Security Instrument, and containing terms, provisions and clauses no less favorable to Borrower than those contained herein and in the Note, and such other documents and instruments as may be required by Beneficiary to effect the splitting of the Note and this Security Instrument.

     3.15. Replacement Documents. Upon receipt of an affidavit of an officer of Beneficiary as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

     3.16. Subrogation. Beneficiary shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid by Beneficiary in order to protect or preserve the Property and the value thereof as security for Secured Obligations.

     3.17. Limit of Validity. To the extent the fulfillment of any provision of this Security Instrument at the time such provision is to be performed shall involve transcending the limit of validity presently prescribed by any applicable usury or similar law, the obligation to be fulfilled under such provision shall ipso facto be reduced to the limit of such validity.

     3.18. Hazardous Material.

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                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)

     (a) Borrower hereby represents and warrants to Beneficiary that, as of the date hereof Borrower has received no written notice (i) that the Property is in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination or clean-up (collectively, "Hazardous Material Laws"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. (S)9601 et seq. and 40 CFR (S)302.1 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. (S)6901 et seq.), The Federal Water Pollution Control Act (33 U.S.C. (S)1251 et seq. and 40 CFR (S)116.1 et seq.), and the Hazardous Materials Transportation Act (49 U.S.C. (S)1801 et seq.), and the regulations promulgated pursuant to said laws, all as amended; and any similar laws and regulations of the state having jurisdiction over the Property;
(ii) of any hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, flammable explosives, radioactive materials, infectious substances or raw materials which include hazardous constituents) or any other substances or materials which are included under or regulated by Hazardous Material Laws (collectively, "Hazardous Material") are located on or have been handled, generated, stored, processed or disposed of on or released or discharged at, onto or under from the Property (including underground contamination) except for those substances used by Borrower in the ordinary course of its business and in compliance with all Hazardous Material Laws; (iii) that the Property is subject to any private or governmental lien or judicial or administrative notice or action relating to Hazardous Material; (iv) of any existing or closed underground storage tanks or other underground storage receptacles for Hazardous Material located on the Property; (v) of any investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Hazardous Material Laws with respect to any condition, use or operation of the Property nor does Borrower know of any basis for such a claim; and (vi) of any claim by any party that any use, operation or condition of the Property violates any Hazardous Material Laws.

     (b) Borrower shall keep or cause the Property to be kept free from Hazardous Material (except those substances used by Borrower or tenants of the Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) and in compliance with all Hazardous Material Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Material (except those substances used by Borrower or tenants of the Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) by all lessees of space in the Improvements, and, without limiting the generality of the foregoing, during the term of this Security Instrument, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos.

     (c) Borrower shall promptly notify Beneficiary if Borrower shall become aware of the possible existence of any Hazardous Material (except those substances used by Borrower or tenants of the Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) on the Property or if Borrower shall become aware that the Property is or may be in direct or indirect violation of any Hazardous Material Laws. Further, immediately upon receipt of the same, Borrower shall deliver to Beneficiary copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments received by Borrower pertaining to the actual, alleged or potential presence or existence of any such Hazardous Material at, on, about, under, within, near or in connection with the Property. Borrower shall,

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                        Leasehold Deed of Trust and Security Agreement - Page 18
                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)
promptly and when and as required by any Hazardous Material Laws, at Borrower's sole cost and expense, take, or cause Lessee to take, all actions as shall be necessary or advisable for the clean-up of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions in accordance with all applicable Hazardous Material Laws (and in all events in a manner satisfactory to Beneficiary), and shall further pay or cause to be paid, at no expense to Beneficiary, all clean-up, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Borrower fails to do so, Beneficiary may, but shall not be obligated to, cause the Property or other affected property to be freed from any Hazardous Material (except those substances used by Borrower or tenants of the Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) or otherwise brought into conformance with Hazardous Material Laws and any and all costs and expenses incurred by Beneficiary in connection therewith, together with interest thereon at the Default Rate (as defined in the Loan Agreement) from the date incurred by Beneficiary until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Security Instrument and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Borrower hereby grants to Beneficiary and its agents and employees access to the Property and a license to remove any Hazardous Material (except those substances used by Borrower or tenants of the Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) and to do all things Beneficiary shall deem necessary to bring the Property in conformance with Hazardous Material Laws. Borrower covenants and agrees, at Borrower's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts acceptable to Beneficiary), and hold Beneficiary harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements actually incurred in investigating, defending, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against Beneficiary or the Property, and arising directly or indirectly from or out of
(i) the presence, release or threat of release of any Hazardous Material on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within control of Borrower; (ii) the violation of any Hazardous Material Laws relating to or affecting the Property, caused by Borrower; (iii) the failure by Borrower to comply fully with the terms and conditions of this Section; (iv) the breach of any representation or warranty contained in this Section; or (v) the enforcement of this Section, including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Material from all or any portion of the Property or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Material on, in, under or affecting any portion of the Property or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Hazardous Material Laws in connection with all or any portion of the Property or any surrounding areas. The indemnity set forth in this Section shall also include any diminution in the value of the security afforded by the Property or any future reduction in the sales price of the Property by reason of any matter set forth in this Section. Beneficiary's rights under this paragraph shall survive payment in full of the Secured Obligations and shall be in addition to all other rights of Beneficiary under this Security Instrument,

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

the Loan Agreement, the Note and the other Loan Documents. The foregoing indemnity shall specifically not include any such costs relating to Hazardous Materials that are initially placed on, in or under the Property after title thereto is for any reason transferred to Trustee or Beneficiary, or which result directly and solely from the willful misconduct or gross neglect of Trustee or Beneficiary.

     (d) Upon Beneficiary's request, at any time after the occurrence and during the continuation of an Event of Default hereunder or at such other time as Beneficiary has reasonable grounds to believe that Hazardous Material (except those substances used by Borrower or tenants of the Property in the ordinary course of their respective business and in compliance with all Hazardous Material Laws) are or have been released, stored or disposed of on or around the Property or that the Property may be in violation of the Hazardous Material Laws, Borrower shall provide, at Borrower's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Beneficiary indicating the presence or absence of Hazardous Material on the Property or an inspection or audit of the Improvements prepared by an engineering or consulting firm approved by Beneficiary in writing indicating the presence or absence of friable asbestos or substances containing asbestos on the Property. If Borrower fails to provide such inspection or audit within forty-five (45) days after such request, Beneficiary may order the same, and Borrower hereby grants to Beneficiary and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Rate from the date incurred by Beneficiary until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by this Security Instrument and by all of the other Loan Documents.

     (e) Without limiting the foregoing, where recommended by a "Phase I" or "Phase II" assessment (an "Environmental Report"), Borrower shall establish and comply with an operations and maintenance program relative to the Property, in form and substance acceptable to Beneficiary, prepared by an environmental consultant acceptable to Beneficiary, which program shall address any Hazardous Material (including asbestos containing material or lead based paint) that may now or in the future be detected on the Property. Without limiting the generality of the preceding sentence, Beneficiary may require (i) periodic notices or reports to Beneficiary in form, substance and at such intervals as Beneficiary may specify to address matters raised in the Environmental Report,
(ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at Borrower's sole expense, supplemental examination of the Property by consultants specified by Beneficiary to address matters raised in the Environmental Report, (iv) access to the Property, by Beneficiary, its agents or servicer, to review and assess the environmental condition of the Property and Borrower's compliance with any operations and maintenance program, and (v) variation of the operations and maintenance program in response to the reports provided by any such consultants.

     (f) If any action shall be brought against Beneficiary based upon any of the matters for which Beneficiary is indemnified under this Section, Beneficiary shall notify Borrower in writing thereof and Borrower shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Beneficiary and the negotiation of any settlement; provided, however, that any failure of Beneficiary to notify Borrower of such matter shall not impair or reduce the obligations of Borrower hereunder. Beneficiary shall have the right, at the expense of Borrower

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                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)

(which expense shall be included in the costs described in subsection (c) above), to employ separate counsel in any such action and to participate in the defense thereof. In the event Borrower shall fail to discharge or undertake to defend Beneficiary against any claim, loss or liability for which Beneficiary is indemnified hereunder, Beneficiary may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Borrower to Beneficiary hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation attorneys' fees and disbursements, incurred by Beneficiary in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in costs described in subsection (c) above and Borrower shall pay the same as provided in this Section. Beneficiary's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Beneficiary.


                  Article IV - Events of Default and Remedies

     4.01. Events of Default. As used in this Security Instrument, the term "Event of Default" shall mean the occurrence of any one or more of the following events:

            (a) The default or failure of Borrower properly and timely to comply with the terms and conditions of this Security Instrument that is not cured within applicable cure periods set forth herein or, if no cure period is specified therefor, is not cured within thirty (30) days after notice is sent by Beneficiary to Borrower specifying such default;

            (b) The occurrence of any Event of Default (as therein defined) under the Loan Agreement, the Note, or any of the other Loan Documents and not cured within any applicable cure period;

            (c) The sale, transfer, lease, assignment, or other disposition, voluntarily or involuntarily, of the Property, or any part thereof or any interest therein, including a sale or transfer in lieu of condemnation, or, except for Permitted Encumbrances, any further encumbrance of the Property, unless expressly permitted by the Loan Agreement or unless the prior written consent of Beneficiary is obtained (which consent may be withheld with or without cause in Beneficiary's discretion);

            (d) if any event or omission shall occur which, with the giving of notice or the passage or time, or both, would constitute a default under either Ground Lease which could permit any party to the Ground Lease validly to terminate such Ground Lease, or if either Ground Lease otherwise terminates for any reason whatsoever, provided that occurrence of a default under, or the termination of, the Ground Prime Lease shall not constitute an Event of Default so long as the Ground Lessor under the Ground Prime Lease recognizes and agrees to be bound by the Ground SubLeases in accordance with the terms of the Recognition Agreement); or

            (e) if a default beyond any applicable notice or grace period, if any, occurs under any fee mortgage with respect to the Land, or if Borrower or


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                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)

     Beneficiary shall be made a party in any action or proceeding in connection with any such fee mortgage, including, without limitation, a foreclosure or similar proceeding, unless the holder of such fee mortgage has agreed not to disturb the rights of Borrower under the applicable Ground Lease.

     4.02. Acceleration of Maturity. If an Event of Default has occurred, Beneficiary may declare all of the Secured Obligations to be forthwith due and payable, whereupon all the Secured Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Beneficiary may immediately enforce payment of all such amounts and exercise any or all of its rights and remedies under this Security Instrument, the Loan Agreement, and the other Loan Documents. No delay or omission on the part of Beneficiary to exercise such option when entitled so to do shall be considered as a waiver of such right.


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                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)

     4.03.  Right of Beneficiary to Enter and Take Possession.

     (a) If an Event of Default has occurred, Borrower, upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession of the Property and, if and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Property without the appointment of a receiver or an application therefor, and may exclude Borrower and its agents and employees wholly therefrom, and take possession of the books, papers and accounts of Borrower.

     (b) If Borrower shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring Borrower to deliver immediate possession of the Property to Beneficiary. Borrower will pay to Beneficiary, upon demand, all expenses of obtaining such judgment or decree, including compensation to Beneficiary, its attorneys and agents, and all such expenses and compensation shall, until paid, become part of the Secured Obligations and shall be secured by this Security Instrument.

     (c) Upon every such entering upon or taking of possession, Beneficiary may hold, store, use, operate, manage and control the Property and conduct the business thereof, and, from time to time (i) make all necessary and proper repairs, renewals, replacements, additions, betterments, and improvements thereto and purchase or otherwise acquire additional fixtures, personalty, and other property; (ii) insure or keep the Property insured; (iii) manage and operate the Property and exercise all the rights and powers of Borrower, in its name or otherwise, with respect to the same, and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Beneficiary, all as Beneficiary may from time to time determine to be to its best advantage. Beneficiary may collect and receive all Rents and Accounts, including those past due as well as those accruing thereafter, and after deducting (aa) all expenses of taking, holding, managing, and operating the Property (including compensation for the services of all persons employed for such purposes), (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases, and acquisitions,
(cc) the cost of such insurance, (dd) such taxes, assessments, and other charges as Beneficiary may reasonably determine to pay, (ee) other proper charges upon the Property or any part thereof, and (ff) the compensation and expenses of attorneys and agents of Beneficiary, Beneficiary shall apply the remainder of the money so received to the other Secured Obligations in such order, priority, and proportions as Beneficiary may elect. Beneficiary's sole duty with respect to the custody, safekeeping, and physical preservation of the Property shall be to deal with it in the same manner as Beneficiary deals with similar property for its own account. For the purpose of carrying out the provisions of this Section, Borrower hereby constitutes and appoints Beneficiary the true and lawful attorney in fact of Borrower, which power of attorney is coupled with an interest and irrevocable, to do and perform, from time to time, any and all actions necessary and incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney in fact on the Property. Anything in this Section to the contrary notwithstanding, Beneficiary shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as a result of any exercise by Beneficiary of its rights under this Security Instrument, and Beneficiary shall be liable to account only for the Rents actually received by Beneficiary.

     (d) Whenever all the Secured Obligations shall have been paid and all Events of Default shall have been cured, Beneficiary shall surrender possession of the Property to Borrower and its


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                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)
successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

     4.04. Performance by Beneficiary. If Borrower defaults in the payment of any tax, lien, assessment, or charge levied or assessed against the Property, or in the payment of any utility charge, whether public or private, or in the payment of any insurance premium, or in the procurement of insurance coverage and the delivery of the insurance policies required in the Loan Agreement, or in the performance or observance of any other covenant, condition, or term of this Security Instrument, then Beneficiary, at its option, may perform or observe the same, and all payments made or costs incurred by Beneficiary in connection therewith shall constitute Secured Obligations and shall be, without demand, immediately repaid by Borrower to Beneficiary with interest thereon at the Default Rate specified in the Loan Agreement. Beneficiary shall be the sole judge of the legality, validity, and priority of any such tax, lien, assessment, charge, claim, and premium, of the necessity for any such actions, and of the amount necessary to be paid in connection therewith. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition, or term, without thereby becoming liable to Borrower.

     4.05. Appointment of a Receiver. If an Event of Default has occurred, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled, without regard to the adequacy of any security for the Secured Obligations or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect the rents, profits, issues and revenues thereof. Borrower will pay to Beneficiary upon demand all expenses, including, without limitation, all receivers' fees, reasonable attorneys' fees, and agent's compensation, incurred pursuant to the provisions of this Section, and all such expenses shall constitute Secured Obligations.

     4.06. Beneficiary's Power of Enforcement. If an Event of Default shall occur and be continuing, in addition to any or all of the remedies specified herein:

            (a) Beneficiary may, or Trustee may upon written or oral request of Beneficiary, proceed by suit or suits, at law or in equity, to enforce the payment and performance of the Secured Obligations in accordance with the terms hereof and of the Note or other instruments evidencing the Secured Obligations, to foreclose the liens of this Security Instrument as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction.

            (b) In the event a foreclosure hereunder should be commenced by Trustee in accordance with the powers of sale granted in this Security Instrument, Beneficiary may at any time before the sale, orally or in writing, direct Trustee to abandon the sale, and may then institute suit for the collection of the Secured Obligations, and/or for the foreclosure of the liens hereof. If Beneficiary should institute a suit for the collection of the Secured Obligations, and/or for a foreclosure of the liens hereof, Beneficiary may at any time before the entry of a final judgment in such suit dismiss such suit (either totally or as to the counts thereof for judicial foreclosure), and require Trustee to sell the Property, or any part thereof, in accordance with the provisions of this Security Instrument.

            (c) Exercise all other rights and remedies provided herein, in any Loan Document or other document or agreement now or hereafter securing or guarantying all or any portion of the


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                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)

     Secured Obligations, or by law, including, without limitation, the rights and remedies provided in A.R.S. Section 33-702.B.

     4.07. Exercise of Power of Sale. If an Event of Default shall have occurred and be continuing and Beneficiary elects to exercise the power of sale herein contained, Beneficiary shall deliver to Trustee a written statement of breach, notice of default and election to cause Borrower's interest in the Property to be sold and shall deposit with Trustee this Security Instrument and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

            (a) Upon receipt of such statement and notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Borrower such notice of sale as then required by law (herein, the "Notice of Sale"). Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such Notice of Sale and Notice of Sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Trustee or Beneficiary, may purchase at such sale and Borrower hereby covenants to warrant and defend the title of such purchaser or purchasers.

            (b) After deducting all costs, fees and expenses of Trustee and of this Security Instrument, including, without limitation, Trustee's fees and reasonable attorney's fees, and costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale in the following priority, to payment of: (i) first all sums expended under the terms of the Loan
             -----
     Documents, not then repaid, with accrued interest at the rate of two percent (2%) in excess of the rate set forth in the Note, but not exceeding the maximum rate permitted by applicable law; (ii) second, all sums due under the Note; (iii) all other sums, then
     ------
     secured hereby; and (iv) the remainder, if any, to the person or persons legally entitled thereto or as provided in A.R.S. Section 33-812 or any similar or successor statute.

            (c) Subject to A.R.S. Section 33-810.B, Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

            (d) In the event of the resignation or death of Trustee, or Trustee's failure, refusal, or inability, for any reason, to make any such sale or to perform any of the trusts herein declared, or, at the option of Beneficiary, without cause, then Beneficiary may appoint, in writing, a substitute trustee, who shall thereupon succeed to all the Property, and trusts herein granted to and vested in Trustee. If Beneficiary is a corporation, such appointment may be made on behalf of such Beneficiary by any person who is an authorized officer or agent of Beneficiary. In the event of the resignation or death of any such substitute trustee, or Trustee's failure, refusal, or inability to make any such sale or perform such trusts, or, at the option of Beneficiary, without cause, successive substitute trustees may thereafter, from time to time, be appointed in the same manner. Wherever herein the word "Trustee" is used, the same shall mean the person who is the duly appointed trustee or substitute trustee hereunder at the time in questions.


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                              Wells Operating Partnership, L.P. - Revolving Loan
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

     4.08. UCC Remedies. This Security Instrument is a "security agreement" within the meaning of the UCC. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. Borrower by executing and delivering this Security Instrument has granted and hereby grants to Borrower, as security for the Secured Obligations, a security interest in the Property to the full extent that the Property may be subject to the UCC (said portion of the Property so subject to the UCC being referred to in this Security Instrument as the "Collateral"). If an Event of Default occurs, Beneficiary may exercise, in addition to all other rights and remedies granted to it in this Security Instrument and in any other Loan Document, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Beneficiary, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Borrower or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral , or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Beneficiary or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Beneficiary shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrower, which right or equity is hereby waived or released. Borrower further agrees, at Beneficiary's request, to assemble the Collateral and make it available to Beneficiary at places which Beneficiary shall reasonably select, whether at Borrower's premises or elsewhere. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

     4.09. Purchase by Beneficiary. Upon any foreclosure or other sale of or any portion of the Property, Beneficiary may bid for and purchase the Property or any part thereof and shall be entitled to apply all or any part of the Secured Obligations as a credit to the purchase price.

     4.10. Application of Proceeds of Sale. Any purchase money, proceeds, and avails of any sale or other disposition of the Property, or any part thereof, or any other sums collected by Beneficiary pursuant to this Security Instrument, the Note, or the other Loan Documents may be applied by Beneficiary to the payment of the Secured Obligations in such priority and proportions as Beneficiary in its discretion shall deem proper.

     4.11. Borrower as Tenant Holding Over. If any sale of the Property or any part thereof occurs pursuant to this Security Instrument, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

     4.12. Discontinuance of Proceedings; Restoration of Parties. If Beneficiary proceeds to enforce any right of remedy under this Security Instrument by receiver, entry, or otherwise and such proceedings are discontinued or abandoned for any reason or are determined adversely to Beneficiary, then and in every such case Borrower and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceeding had been taken.


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                        Leasehold Deed of Trust and Security Agreement - Page 26
                              Wells Operating Partnership, L.P. - Revolving Loan
                                               (Tempe, Maricopa County, Arizona)

     4.13. Remedies Cumulative. No right, power, or remedy conferred upon or reserved to Beneficiary by this Security Instrument or any of the other Loan Documents is intended to be exclusive of any other right, power, or remedy, but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power, and remedy given under this Security Instrument, any such other Loan Document, or now or hereafter existing at law or in equity or by statute. The exercise by Beneficiary of any such right, power, and remedy shall not operate as an election of remedies by Beneficiary and shall not preclude the exercise by Beneficiary of any or all other such rights, powers, or remedies. If the sale of all or any part of the Property is permitted hereunder, then such sale of the Property may be in one or more parcels and in such manner and order as Beneficiary, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of an Event of Default shall not be exhausted by any one or more sales, but other and successive sales may be made until all of the Property has been sold or until the Secured Obligations have been fully satisfied.

     4.14. Waiver of Appraisement, Valuation, Exemption, Etc. Borrower agrees, to the full extent permitted by law, that in case of an Event of Default hereunder, neither Borrower nor anyone claiming through or under Borrower will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, exemption, or laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Security Instrument, or the absolute sale of the Property or any part thereof, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Borrower, for itself and all who may at any time claim through or under Borrower, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets subject to the lien and security interest of this Security Instrument marshaled upon any foreclosure or sale under the power herein granted.

     4.15. Suits to Protect the Property. Beneficiary shall have power (i) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or any violation of this Security Instrument, (ii) to preserve or protect its interest in the Property and in the Rents, and (iii) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule, or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule, or order would impair the security hereunder or be prejudicial to the interest of Beneficiary.

     4.16. Delay or Omission No Waiver. No delay or omission of Beneficiary or of any holder of the Note to exercise any right, power, or remedy accruing upon any Event of Default shall exhaust or impair any such right, power, or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein, and every right, power, and remedy given by this Security Instrument to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary.

     4.17. No Waiver of Event of Default to Affect Another, etc. No waiver of any Event of Default hereunder shall extend to or shall affect any subsequent or any other then existing Event of Default or shall impair any rights, powers, or remedies consequent thereon. If Beneficiary (i) grants forbearance or an extension of time for the payment of any of the Secured Obligations, (ii) takes other or additional security for the payment of the Secured Obligations, (iii) waives or does not exercise any right granted in the Note, this Security Instrument, or any of the other Loan Documents, (iv) releases any part of the Property from the lien and interest of this Security


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

Instrument or otherwise changes any of the terms of the Note, this Security Instrument, or any of the other Loan Documents, (v) consents to the filing of any map, plat, or replat pertaining to the Property, (vi) consents to the granting of any easement or license affecting the Property, or (vii) makes or consents to any agreement subordinating the lien and interest of this Security Instrument, then any such act or omission shall not release, discharge, modify, change, or affect the original liability under the Note, this Security Instrument, or otherwise of Borrower or any subsequent purchaser of the Property or any part thereof, or any maker, co-signer, endorser, surety, or guarantor, nor shall any such act or omission preclude Beneficiary from exercising any right, power, or privilege herein granted or intended to be granted in the event of any other Event of Default then made or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Beneficiary, shall the lien and security interest of this Security Instrument be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, Beneficiary, at its option, without notice to any person or entity, hereby is authorized and empowered to deal with any such vendee or transferee with reference to the Property or the Secured Obligations, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

     4.18. Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower or its creditors or property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire amount due and payable by Borrower under this Security Instrument at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.


              Article V - Financing Statements and Fixture Filing

     5.01. Financing Statements. Borrower covenants and agrees to execute, file, and refile such financing statements, continuation statements, or other documents as Beneficiary shall require from time to time with respect to the Collateral. Borrower agrees that the filing of financing statement(s) in the records normally having to do with the Collateral shall not in any way affect the agreement of Borrower that everything used in connection with the production of income from the Property or adapted for use therein or that is described or reflected in this Security Instrument is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be, regarded as part of the Land conveyed hereby regardless of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in an exhibit to this Security Instrument, or (iii) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (aa) the proceeds of any insurance policy, (bb) any award in condemnation proceedings for taking or for loss of value, or (cc) Borrower's interest as lessor in any present or future Leases or Rents shall not in any way alter any of the rights of Beneficiary as determined by this Security Instrument or affect the priority of Beneficiary's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement(s) is solely for the protection of Beneficiary in the event any court shall at any time hold, with respect to the foregoing items (aa), (bb), or (cc), that notice of Beneficiary's priority of interest, to be effective against a particular class


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

of persons, must be filed in the UCC records. This Security Instrument may be filed as a financing statement in any office where Beneficiary deems such filing necessary or desirable, and Borrower will promptly upon demand reimburse Beneficiary for the costs therefor.

     5.02. Fixture Filing. To the extent that the Property includes items of personal property that are or are to become fixtures under applicable law, and to the extent permitted under applicable law, the filing of this Security Instrument in the real estate records of the county in which such Property is located shall also operate from the time of filing as a fixture filing with respect to such Property, and the following information is applicable for the purpose of such fixture filing:


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

     (1)    Name and address of the debtor:

                  Wells Operating Partnership, L.P.
                  c/o Wells Real Estate Funds
                  6200 Corners Parkway
                  Suite 250
                  Norcross, Georgia 30092

     (2)    Name and address of the secured party:

                  SouthTrust Bank
                  P.O. Box 2554
                  Birmingham, Alabama 35290

     (3) This documents covers goods or items of personal property which are or are to become fixtures upon the real estate described herein.

     (4) The name of the record owner of the real estate on which such fixtures are or are to be located is Wells Operating Partnership, L.P.


                            Article VI - Defeasance

     6.01. Defeasance Upon Payment of the Secured Obligations. This Security Instrument shall cease, terminate, and thereafter be of no further force and effect in the event that all of the Secured Obligations shall have been paid, performed, and satisfied in full. Upon such termination and at Borrower's request and expense, Beneficiary shall execute, acknowledge, and deliver to Borrower an instrument, in proper form for recording, without warranty, releasing the lien and security interest of this Security Instrument and reconveying to Borrower the Property.

     6.02.  [Intentionally Omitted]


                      Article VII - Local Law Provisions

     7.01. Inconsistencies. In the event of any inconsistencies or dichotomies between the terms and conditions of this Article VI and the other provisions of this Security Instrument, the terms and conditions of this Article VI shall be controlling.

     7.02.  No Oral Agreements/Notice under Tex. Bus. & Com. Code Ann. (S)
26.02. The Security Documents executed in connection herewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.


                       Article VIII - Document Protocols


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

     This Security Instrument is governed by the Document Protocols set forth in Exhibit A attached to the Loan Agreement, which are specifically incorporated herein as if fully set forth herein.


                     Article IX - Deed of Trust Provisions

     9.01. Concerning Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created. Trustee shall not be answerable or accountable hereunder except for its own willful misconduct or gross negligence, and Borrower agrees to indemnify, defend and hold Trustee harmless from and against any cost, loss, damage, liability or expense (including, without limitation, reasonable attorney's fees and disbursements) which Trustee may incur or sustain in the exercise or performance of its powers and duties hereunder. Trustee hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving at least thirty (30) days' notice to Borrower and Beneficiary. In the event of the death, removal, resignation, refusal or inability to act of Trustee, or in its sole discretion for any reason whatsoever, Beneficiary may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded, and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Beneficiary. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

     9.02. Trustee's Fees. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder, and all such costs, fees and expenses shall be secured by this Security Instrument.

     9.03. Certain Rights. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, which is believed by Trustee in good faith to be genuine.

     9.04. Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.


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

     9.05. Perfection of Appointment. If any deed, conveyance or other instrument of any nature be required from Borrower by Trustee or any substitute trustee to more fully and certainly vest in and confirm to Trustee or such substitute trustee the estates rights, powers, and duties conferred hereunder unto Trustee, then, upon request by Trustee or such substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower at its sole expense.

     9.06. Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute trustee, the predecessor trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all of the estates, properties, rights, powers and trusts of such predecessor trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such trustee to such substitute trustee.

     9.07. Conveyance by Trustee. Upon receipt by Trustee of written notice from Beneficiary that the Secured Obligations have been fully paid as provided in Section 6.01 above, Trustee shall reconvey the Property, without warranty, to Borrower or such Person or Persons lawfully entitled thereto.

                   Article X - Leasehold Mortgage Provisions

     10.01.  Leasehold Representations, Warranties, and Covenants.   Borrower
hereby represents, warrants and covenants as follows:

             (1) the Ground SubLeases and, to the best knowledge of Borrower, the Ground Prime Lease, are in full force and effect, unmodified by any writing or otherwise, and Borrower has not waived, canceled or surrendered any of its rights thereunder;

             (2) all rent, additional rent and/or other charges reserved in or payable under the Ground SubLeases and, to the best knowledge of Borrower, the Ground Prime Lease, have been paid to the extent that they are payable to the date hereof;

             (3) Borrower enjoys the quiet and peaceful possession of the Leasehold Estate;

             (4) Borrower has not delivered or received any notices of default under either Ground Lease and is not in default under any of the terms of the Ground SubLeases, and there are no circumstances which, with the passage of time or the giving of notice, or both, would constitute a default under the Ground SubLeases or, to the best knowledge of Borrower, the Ground Prime Lease;


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

          (5) Ground Lessor is not in default under any of the terms of the Ground SubLeases or, to the best knowledge of Borrower, the Ground Prime Lease on its part to be observed or performed;

          (6) Borrower has delivered to Beneficiary a true, accurate and complete copy of the Ground Leases;

          (7) Borrower promptly shall pay the rent and all other sums and charges mentioned in, and payable under, the Ground SubLeases;

          (8) Borrower promptly shall perform and observe all of the terms, covenants and conditions required to be performed and observed by the lessee under the Ground SubLeases, the breach of which could permit any party to the Ground SubLeases validly to terminate the Ground SubLeases (including, without limitation, all payment obligations), shall do all things necessary to preserve and to keep unimpaired its rights under the Ground SubLeases, shall not waive, excuse or discharge any of the obligations of Ground Lessor without Beneficiary's prior written consent in each instance, and shall diligently and continuously enforce the obligations of Ground Lessor;

          (9) Borrower shall not do, permit or suffer any event or omission as a result of which there could occur a default under the Ground SubLeases or any event which, with the giving of notice or the passage or time, or both, would constitute a default under the Ground SubLeases which could permit any party to the Ground SubLeases validly to terminate the Ground SubLeases (including, without limitation, a default in any payment obligation), and Borrower shall obtain the consent or approval of Ground Lessor to the extent required pursuant to the terms of the Ground SubLeases;

          (10) Borrower shall not cancel, terminate, surrender, modify or amend or in any way alter, surrender all or any portion of the Property, permit the alteration of any of the provisions of the Ground SubLeases or agree to any termination, amendment, modification or surrender of the Ground SubLeases without Beneficiary's prior written consent in each instance, provided however, Borrower may negotiate an extension of the term of the Ground SubLeases at the then current fair market rent;

          (11) Borrower shall deliver to Beneficiary copies of any notice of default by any party under the Ground Leases, or of any notice from either Ground Lessor of its intention to terminate the applicable Ground Lease or to re-enter and take possession of the Property, immediately upon delivery or receipt of such notice, as the case may be;

          (12) Borrower shall promptly furnish to Beneficiary copies of such information and evidence as Beneficiary may request concerning Borrower's due observance, performance and compliance with the terms, covenants and conditions of the Ground SubLeases;


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

            (13) Borrower knows of no adverse claim to the title or possession of Borrower or either Ground Lessor;

            (14) Borrower shall not consent to the subordination of either Ground Lease to any mortgage or other lease of the fee interest in the Property; and

            (15) Borrower, at its sole cost and expense, shall execute and deliver to Beneficiary, within five (5) days after request, such documents, instruments or agreements as may be required to permit Beneficiary to cure any default under either Ground Lease.

     10.02. Cure by Beneficiary. In the event of a default by Borrower in the performance of any of its obligations under the Ground SubLeases, including, without limitation, any default in the payment of any sums payable thereunder, then, in each and every case, Beneficiary may, at its option, cause the default or defaults to be remedied and otherwise exercise any and all of the rights of Borrower thereunder in the name of and on behalf of Borrower. Borrower shall, on demand, reimburse Beneficiary for all advances made and expenses incurred by Beneficiary in curing any such default (including, without limitation, reasonable attorneys' fees and disbursements), together with interest thereon computed from the date that such advance is made to and including the date the same is paid to Beneficiary.

     10.03. Options to Renew or Extend the Ground SubLeases. Borrower shall give Beneficiary written notice of its intention to exercise each and every option, if any, to renew or extend the term of the Ground SubLeases, at least thirty
(30) days prior to the expiration of the time to exercise such option under the terms thereof. If required by Beneficiary, Borrower shall duly exercise any renewal or extension option with respect to the Ground SubLeases if Beneficiary reasonably determines that the exercise of such option is necessary to protect Beneficiary's security for the Loan. If Borrower intends to renew or extend the term of the Ground SubLeases, it shall deliver to Beneficiary, with the notice of such decision, a copy of the notice of renewal or extension delivered to Ground Lessor, together with the terms and conditions of such renewal or extension. If Borrower does not renew or extend the term of the Ground SubLeases, Beneficiary may, at its option, exercise the option to renew or extend in the name of and on behalf of Borrower. Borrower hereby irrevocably appoints Beneficiary as its attorney-in-fact, coupled with an interest, to execute and deliver, for and in the name of Borrower, all instruments and agreements necessary under the Ground SubLeases or otherwise to cause any renewal or extension of the Ground SubLeases.

     10.04. Additional Ground Lease Covenants.

     (a) In the event either Ground Lease shall be terminated by reason of a default thereunder by Borrower or any other party, and Beneficiary shall require from Ground Lessor a new ground lease, Borrower hereby waives any right, title and interest in and to such new ground lease or the leasehold estate created thereby, waiving all rights of redemption now or hereafter operable under any law.


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

     (b) Borrower shall not elect to treat either Ground Lease as terminated, canceled or surrendered pursuant to the applicable provisions of the Bankruptcy Code (including, without limitation, Section 365(h)(1) thereof) without Beneficiary's prior written consent in the event of Ground Lessor's Bankruptcy. In addition, Borrower shall, in the event of Ground Lessor's Bankruptcy, reaffirm and ratify the legality, validity, binding effect and enforceability of the applicable Ground Lease and shall remain in possession of the Land and the Leasehold Estate, notwithstanding any rejection thereof by Ground Lessor or any trustee, custodian or receiver.

     (c) Borrower shall give Beneficiary not less than thirty (30) days prior written notice of the date on which Borrower shall apply to any court or other governmental authority for authority and permission to reject the Ground SubLeases in the event that there shall be filed by or against Borrower any petition, action or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect and if Borrower determines to reject the Ground SubLeases. Beneficiary shall have the right, but not the obligation, to serve upon Borrower within such thirty (30) day period a notice stating that (i) Beneficiary demands that Borrower assume and assign the Ground SubLeases to Beneficiary subject to and in accordance with the Bankruptcy Code, and (ii) Beneficiary covenants to cure or provide reasonably adequate assurance thereof with respect to all defaults reasonably susceptible of being cured by Beneficiary and of future performance under the Ground SubLeases. If Beneficiary serves upon Borrower the notice described above, Borrower shall not seek to reject the Ground SubLeases and shall comply with the demand provided for in clause (i) above within fifteen (15) days after the notice shall have been given by Beneficiary.

     (d) During the continuance of an Event of Default, Beneficiary shall have the right, but not the obligation, (i) to perform and comply with all obligations of Borrower under the Ground SubLeases without relying on any grace period provided therein, (ii) to do and take, without any obligation to do so, such action as Beneficiary deems necessary or desirable to prevent or cure any default by Borrower under the Ground SubLeases, including, without limitation, any act, deed, matter or thing whatsoever that Borrower may do in order to cure a default under the Ground SubLeases and (iii) to enter in and upon the Land or any part thereof to such extent and as often as Beneficiary deems necessary or desirable in order to prevent or cure any default of Borrower under the Ground SubLeases. Borrower shall, within five (5) days after written request is made therefor by Beneficiary, execute and deliver to Beneficiary or to any party designated by Beneficiary, such further instruments, agreements, powers, assignments, conveyances or the like as may be reasonably necessary to complete or perfect the interest, rights or powers of Beneficiary pursuant to this Section or as may otherwise be required by Beneficiary.

     (e) In the event of any arbitration under or pursuant to the Ground SubLeases in which Beneficiary elects to participate, Borrower hereby irrevocably appoints Beneficiary as its true and lawful attorney-in-fact (which appointment shall be deemed coupled with an interest) to exercise, during the continuance of an Event of Default, all right, title and interest of Borrower in connection with such arbitration, including, without limitation, the right to appoint arbitrators and to conduct arbitration proceedings on behalf of Borrower and Beneficiary. All costs and expenses incurred by Beneficiary in connection with such arbitration and the settlement thereof shall be borne solely by Borrower, including, without limitation, attorneys' fees and disbursements. Nothing contained in this Section shall obligate Beneficiary to participate in any such arbitration.


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

     (f) Beneficiary shall have the right, but not the obligation, to proceed in respect of any claim, suit, action or proceeding relating to the rejection of either Ground Lease by Ground Lessor as a result of Ground Lessor's Bankruptcy, including, without limitation, the right to file and prosecute any and all proofs of claims, complaints, notices and other documents in any case in respect of Ground Lessor under and pursuant to the Bankruptcy Code.

     10.05. No Liability. Anything contained herein to the contrary notwithstanding, this Security Instrument shall not constitute an assignment of either Ground Lease within the meaning of any provision thereof prohibiting its assignment and Beneficiary shall have no liability or obligation thereunder by reason of its acceptance of this Security Instrument. Beneficiary shall be liable for the obligations of the lessee arising under the Ground SubLeases for only that period of time which Beneficiary is in possession of the Property or has acquired, by foreclosure or otherwise, and is holding all of Borrower's right, title and interest therein.

     10.06. No Merger. It is hereby agreed that the fee title to the Land and the Leasehold Estate shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either Ground Lessor, Borrower, or a third party, whether by purchase or otherwise. If Borrower shall acquire fee title to the Land or any other estate, title or interest in the Land or any portion thereof, then, immediately upon Borrower's acquisition thereof, this Security Instrument automatically shall spread to cover Borrower's interest in such leased property on the same terms, covenants and conditions as set forth herein. Upon such acquisition, Borrower, at it's sole cost and expense, shall deliver to Beneficiary an ALTA Form B Mortgage Title Insurance Policy issued by a title insurance company acceptable to Beneficiary insuring that this Security Instrument as so spread to cover Borrower's interest in such leased property, is a valid first lien on Borrower's interest therein, subject only to the Permitted Exceptions. It is the intention of Borrower and Beneficiary that no documents, instruments or agreements shall be necessary to confirm the foregoing spread of this Security Instrument to cover Borrower's interest in such leased property, as aforesaid, and that such spreading shall occur automatically upon the consummation of Borrower's acquisition of such estate, title or interest to such leased property. Notwithstanding the foregoing, Borrower shall make, execute, acknowledge and deliver to Beneficiary or so cause to be made, executed, acknowledged and delivered to Beneficiary, in form satisfactory to Beneficiary, all such further or other documents, instruments, agreements or assurances as may be required by Beneficiary to confirm the foregoing spread of this Security Instrument to cover Borrower's interest in such leased property. Borrower shall pay all reasonable expenses incurred by Beneficiary in connection with the preparation, execution, acknowledgment, delivery and/or recording of any such documents, including, without limitation, all filing, registration and recording fees and charges, documentary stamps, mortgage taxes, intangible taxes, and reasonable attorneys' fees, costs and disbursements.


           [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]


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

     IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be signed and sealed by its duly authorized representative as of the day and year first above written.

                              WELLS OPERATING PARTNERSHIP, L.P.,  a
                              Delaware limited partnership

                              By: Wells Real Estate Investment Trust, Inc., a Maryland corporation,
                                    Its sole General Partner


                                    By:   /s/ Douglas P. Williams
                                       -----------------------------------------
                                    Name: Douglas P. Williams
                                         ---------------------------------------
                                    Title: Executive Vice President
                                          --------------------------------------

                                                          [Affix corporate seal]


                                Acknowledgment

STATE OF GEORGIA  )
COUNTY OF GWINNETT )

     Before me a Notary Public in and for the State of GEORGIA, on this day personally appeared Douglas P. Williams, the Executive Vice President of Wells Real Estate Investment Trust, Inc., a Maryland corporation, which is the sole general partner of Wells Operating Partnership, L.P., a Delaware limited partnership, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed said instrument as the act and deed of such limited partnership, for the purposes and consideration therein expressed, and in the capacity therein stated.

     Given under my hand and seal of office this 13/th/ day of December, 2000.

[SEAL]

                      /s/ Martha Jean Cory
                      -----------------------------------
                              NOTARY PUBLIC in and for the State of GEORGIA
                                                                    ------------
                              Name (print): MARTHA JEAN CORY
                                            ------------------------------------
                              My Commission expiry: 6-24-2004
                                                    ----------------------------


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

                                   Exhibit B


                             Description of Leases


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